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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                         July 21, 1998
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               (Date of earliest event reported)


                    Commonwealth Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-27942               23-2828883
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania             19401
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(Address of principal executive offices)                    (Zip Code)


                          (610) 251-1600
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        (Registrant's telephone number, including area code)


                            Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

    On July 21, 1998, Commonwealth Bancorp. Inc. (the "Company") reported net income of $1.5 million, or $0.10 per common share on a diluted basis, in the second quarter of 1998, compared to $3.7 million, or $0.23 per common share, in the second quarter of 1997. For additional information, reference is made to the Press Release, dated July 21, 1998, which is attached hereto as Exhibit
99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated July 21, 1998
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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date:  July 22, 1998         By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer
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